Exhibit 10.13

November 4, 2019

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attn: Managing Director

Fax: (303) 623-0294

Email: deals@srsacquiom.com

And each of the individuals and entities set forth on the signature page hereto

To whom it may concern:

Reference is made to the Voting Agreement dated as of October 28, 2019 (the “Voting Agreement”), by and among BiomX Inc. (formerly Chardan Healthcare Acquisition Corp.), a Delaware corporation (the “Company”), BiomX Ltd., an Israeli company, Chardan Investments, LLC and each of the individuals and entities set forth on the signature pages hereto. Any capitalized terms not defined herein shall have the same meaning as such terms have in the Voting Agreement.

In Section 2.3 of the Voting Agreement, the parties agreed to “maintain the size of the Company’s Board of Directors at seven (7) persons for two (2) years from the Closing Date.” By signing below, the parties hereto hereby agree to waive the requirement in Section 2.3 that the size of the Board of Directors of the Company be maintained at seven persons, such waiver to expire on the earlier of (i) the six month anniversary of this letter and (ii) the Company’s annual meeting of shareholders in 2020.

For the avoidance of doubt, this waiver does not alter the original terms of the Voting Agreement, other than the waiver described above.

Sincerely,

BIOMX INC.
(formerly Chardan Healthcare Acquisition Corp.)

By:	/s/ Jonathan Solomon
Name:	Jonathan Solomon
Title:	CEO

Acknowledged and Agreed:

SHAREHOLDER REPRESENTATIVE SERVICES LLC,
solely in its capacity as the Shareholders’ Representative

By:	/s/ Sam Riffe
Name:	Sam Riffe
Title:	Managing Director

CHARDAN INVESTMENTS, LLC

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	Member

SHAREHOLDERS

[Signature Page – Waiver, Voting Agreement]

This Waiver is hereby executed effective as of the date first set forth above.

8VC ANGEL FUND I, L.P.

By:	8VC Angel GP I, LLC,
its General Partner

By:	/s/ Drew Oetting
Name:	Drew Oetting
Title:	Managing Member

8VC ANGEL FUND I ASSOCIATES, L.P.

By:	8VC Angel GP I, LLC,
its General Partner

By:	/s/ Drew Oetting
Name:	Drew Oetting
Title:	Managing Member

8VC FUND I, L.P.

By:	8VC GP I, LLC
its General Partner

By:	/s/ Joe Lonsdale
Name:	Joe Lonsdale
Title:	Managing Member

8VC ENTREPRENEURS FUND I, L.P.

By:	8VC GP I, LLC
its General Partner

By:	/s/ Joe Lonsdale
Name:	Joe Lonsdale
Title:	Managing Member

[Signature Page for Shareholders – Waiver, Voting Agreement]

CFAM 2017 LLC

By:	/s/ Neil L. Cohen
Name:	Neil L. Cohen
Title:	Special Member

HANS S. SCHOEPFLIN TRUST

By:	/s/ Hans W. Schoepflin
Name:	Hans W. Schoepflin
Title:	Trustee

/s/ JOHNSON & JOHNSON INNOVATION-JJDC, INC.

ORBIMED ISRAEL PARTNERS, LIMITED PARTNERSHIP
and
ORBIMED ISRAEL INCUBATOR L.P.
By: OrbidMed Israel Biofund GP, L.P., its general partner
and
By: OrbidMed Israel GP Limited, its general partner

By:	/s/ Erez Chimovits
Name:	Erez Chimovits
Title:	Senior Managing Director

By:	/s/ Nissim Darvish
Name:	Nissim Darvish
Title:	Senior Managing Director

RMGP BIO-PHARMA INVESTMENT FUND, L.P.
By: RMGP Bio-Pharma Investments, L.P., its general partner
By: RMGP Bio-Pharma General Partner Ltd., its general partner

By:	/s/ RMGP Bio-Pharma General Partner Ltd. 515645612
Name:	RMGP Bio-Pharma General Partner Ltd. 515645612

Title:	(Nov. 3, 2019)

STICHTING ADMINISTRATIEKANTOOR THE INVISIBLE HAND AT WORK

By:	/s/ Hendrik Brullfram
Name:	Hendrik Brullfram
Title:	Director

TAKEDA VENTURES, INC.

By:	/s/ Michael Martin
Name:	Michael Martin
Title:	President

[Signature Page for Shareholders – Waiver, Voting Agreement]